UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ]  PRE-EFFECTIVE  AMENDMENT  NO.  1  [  ]  POST-EFFECTIVE  AMENDMENT  NO.__

                        (CHECK APPROPRIATE BOX OR BOXES)

CALVERT NEW WORLD FUND, INC.                   REGISTRANT'S TELEPHONE NUMBER
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER) (301) 951-4800

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES         APPROX. DATE OF PROPOSED PUBLIC
4550  MONTGOMERY  AVENUE                        OFFERING: March  31,  2001
SUITE  1000N                                              Date of Reorganization
BETHESDA,  MD  20814

                     NAME AND ADDRESS OF AGENT FOR SERVICE:
                           WILLIAM M. TARTIKOFF, ESQ.
                        4550 MONTGOMERY AVE. SUITE 1000N
                        BETHESDA, MD 20814

Per Rule 481(a) of the 1933 Securities Act, please note that the registration statement for the Calvert south Africa Fund shall be offered to the public on March 31, 2001.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission may determine.

Important  Information
Regarding  Your  Investment
In  Calvert

February  ___,  2001

Dear  Shareholder,

I am writing to inform you of the upcoming special meeting of shareholders of the Calvert New Africa Fund, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.
You are being asked to vote on a proposal to exchange the assets of the Calvert New Africa Fund for shares of equal value in the newly formed Calvert South Africa Fund, a series of Calvert Impact Fund, Inc. The Board of Directors of Calvert New World Fund, Inc., including myself, believe this change is in the best interests of the Calvert New Africa Fund, and you, as its shareholders. We believe that the merger is in everyone's best interests as Calvert has long standing ties to South Africa and it is important to support the continuing transformation of South Africa. Selecting RISA Investment Advisers, LLC as a partner gives Calvert immediate access to a creative, socially screened product with one year of out-performance against its benchmark and a relationship with African Harvest Asset Managers (Proprietary) Limited, the premiere multi-racial investment firm in South Africa.
Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and complete and mail your voting card as soon as you can. A postage paid envelope is enclosed. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies. I appreciate the time you will take to review this important matter. The Q & A that follows will assist you in understanding the proposal; however, if we may be of any assistance, please call us at (800) 368-2750.
Sincerely,
Barbara  J.  Krumsiek
President

Calvert  New  World  Fund,  Inc.
Calvert  New  Africa  Fund

4550  Montgomery  Avenue,  Suite  1000N
Bethesda,  Maryland  20814

NOTICE  OF  SPECIAL  MEETING  OF  SHAREHOLDERS
To  be  held  on  March  30,  2001

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Calvert New Africa Fund will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, March 30, 2001, for the following purposes:

I. To consider and act on an Agreement and Plan of Reorganization, dated February __, 2001, providing for the transfer of substantially all of the assets of the Calvert New Africa Fund to and the assumption of certain identified liabilities of the Calvert New Africa Fund by the Calvert South Africa Fund, a series of Calvert Impact Fund, Inc., in exchange for shares of equal value of the Calvert South Africa Fund.

II. To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on February __, 2001, are entitled to notice of and to vote at this meeting or any adjournment thereof.

By  Order  of  the  Board  of  Directors,





William  M.  Tartikoff,  Esq.
Secretary

February  ___,  2001

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus enabling the Fund to avoid unnecessary expense and delay. Your vote is extremely important, no matter how large or small your holdings may be. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Special Meeting.

Thank  You  For  Voting  Each  of  Your  Accounts  Promptly!

CALVERT  NEW  WORLD,  INC.:
CALVERT  NEW  AFRICA  FUND


THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares of the Calvert New Africa Fund, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, March 30, 2001 at 9:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date:  ________________________,  2001

__________________________________

__________________________________
Signature(s)  (Title(s),  if  applicable)


PLEASE  SIGN,  DATE,  AND  RETURN  PROMPTLY  IN  ENCLOSED  ENVELOPE

--------------------------------------------------------------------------

Please  refer  to  the  Proxy  Statement  discussion  on  this  matter.

IF  NO  SPECIFICATION  IS  MADE,  THE  PROXY  SHALL  BE  VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE  BOARD  OF  DIRECTORS  RECOMMEND  A  VOTE  FOR  THE  FOLLOWING:

1. To act upon a proposal to approve an Agreement and Plan of Reorganization whereby Calvert South Africa Fund, a series of the Calvert Impact Fund, Inc., will (i) acquire all of the assets of the Calvert New Africa Fund; and (ii) assume certain identified liabilities of the Calvert New Africa Fund as substantially discussed in the accompanying Prospectus and Proxy Statement.

[  ]  For               [  ]  Against          [  ]  Abstain

2. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

IMPORTANT  NOTICE  TO
CALVERT NEW AFRICA FUND SHAREHOLDERS

QUESTIONS  &  ANSWERS

Please read the complete text of the enclosed Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the matters to be voted upon. Your vote is important. If you have any questions regarding the proposal, please call us at 800-368-2745. We appreciate you investing with Calvert Group, and look forward to a continuing relationship.

Q.     Why  am  I  receiving  a  proxy  statement?

A. Calvert New World Fund, Inc. is seeking your approval of a merger of the shares of its series - Calvert New Africa Fund - into the Calvert South Africa Fund, a series of Calvert Impact Fund, Inc.

Q.     What  are  the  effects  of  this  merger?

A. The merger will affect the Calvert New Africa Fund in that all of its assets will be transferred to the Calvert South Africa Fund. In turn, you will receive shares of the Calvert South Africa Fund.

     Through the merger, the surviving Calvert South Africa Fund is expected to give Fund shareholders access to a South Africa concentrated, socially screened investment product.

     At the same time as this proposed transaction, the Board of Trustees of The RISA Fund (Reinvest South Africa) will be soliciting its shareholders to also merge into the Calvert South Africa Fund.

Q.     Is  there  a  change  in  the  management  of  the  Fund?

A. Yes. The investment adviser of the Calvert South Africa Fund will be Calvert Asset Management Company, Inc., and the investment sub-advisers jointly will be RISA Investment Advisers, LLC. and African Harvest Asset Managers (Proprietary) Limited.

Q. Are there differences in the investment objective of the Calvert New Africa Fund and the Calvert South Africa Fund?

A. The Calvert New Africa Fund's investment objective is "to seek to achieve capital appreciation over time through investments primarily in the emerging market of equity and equity-linked securities and fixed-income securities of African and African-related companies," whereas the Calvert South Africa Fund's investment objective is "to seek maximum total return by investing in securities of South African issuers." Accordingly, the main difference between the investment objectives of the Funds is that the Calvert South Africa Fund will have a narrower investment scope, focusing mainly on South African companies, as opposed to the Calvert New Africa Fund's pan-African focus.

Q.     Will  the  Calvert  South  Africa  Fund  have  social  screens?

A. The Labor Research Service of South Africa will provide the social screening for the Calvert South Africa Fund, the criterion are companies that:

     -     create  jobs  and  train  workers;
     -     encourage economic and social empowerment of the majority population;
     -     encourage  employment  equity;
     -     maintain  quality  workplace  conditions;
     -     protect  the  environment;
     -     enforce  high  health  and  safety  standards;
     -     demonstrate  open  and  effective  corporate  governance;  and
     -     respect  the  rights  of  indigenous  peoples.

Q. How do the expense structures and fees of the funds compare? Is there a benefit to me?

A. It is anticipated that current shareholder expenses (before reimbursements and fee waivers) will actually decrease. The following table reflects the current expense structure for the Calvert New Africa Fund and the Calvert South Africa Fund estimated expense structure expressed as a percentage of average annual net assets:

                                    Calvert             Calvert
                              New  Africa  Fund    South Africa Fund
     Management  fees               1.75%                1.25%
     Advisor's  fees               0.495%                0.25%
     Subadvisors'  fees            0.755%                0.80%
     Administrative  fees           0.25%                0.20%
     12b-1/Distribution             0.25%                0.25%
     Other  Expenses                4.39%                2.21%
     Gross  Fees                    6.39%                3.71%
     Fee  Reimbursement             3.11%                1.46%
     Net  Fees                      3.28%                2.25%

     The "Other Expenses" for the Calvert New Africa Fund are based on Fiscal Year 2000 audited numbers. The advisory and administrative fees are based on the respective management contracts.

     Calvert, RISA Investment Advisers, and African Harvest have agreed to waive fees and/or reimburse expenses to maintain a maximum 2.25% expense ratio for Class A of the Calvert South Africa Fund in the first year after the date of the reorganization (net of any expense offset arrangements), if necessary.

Q.     What will be the name of the surviving fund after the merger is complete?

A.     The  Calvert  South  Africa  Fund will be the fund to survive the merger.

Q.     What  will  be  the  size  of  the  surviving  fund  after  the  merger?

A. If the proposal presented in the proxy statement is approved, as well as a similar proposal being presented to The RISA Fund's shareholders, the combined Calvert South Africa Fund is expected to have approximately $____ million in assets.

Q.     What  are  the  federal  tax  implications  of  the  merger?

A. The merger will not be a taxable event (i.e., no gain or loss will be recognized) to the Fund, the Calvert South Africa Fund, or to you as a shareholder.

Q. What if there are not enough votes to reach a quorum by the scheduled special shareholder meeting date?

A. If not enough shareholders vote, we will need to take further action. We may contact you by mail, telephone, facsimile, or by personal interview. Therefore, we encourage you to vote as soon as you review the enclosed proxy materials in order to avoid an additional expense to the Fund of follow-up mailings, telephone calls or other solicitations.

Q. If the proposal is not approved for the Calvert New Africa Fund, will Calvert propose liquidating that Fund?

A. If the proposal to merge the Calvert New Africa Fund is not approved, the Board will consider other options including a proposal to liquidate the Fund.

Q. How will you determine the number of shares of the Calvert South Africa Fund that I will receive?

A. The Closing Date is March __, 2001. As of 4:00pm Eastern Time on the Closing Date, you will receive that number of full and fractional Calvert South Africa Fund shares equal in value to the shares you hold in the Calvert New
Africa  Fund  on  that  date.

Q. What impact will the merger have on the share price of the Calvert South Africa Fund?

A. The net asset value per share of the Calvert South Africa Fund will not be changed by the merger.
Q.     Who  is  paying  for  expenses  related  to  the  shareholder  meeting?

A. Calvert New Africa Fund will pay for the expenses related to the shareholder meeting.

Q. How do the Board of Directors of the Calvert New Africa Fund suggest that I vote?

A. After careful consideration, the Directors of the Calvert New Africa Fund unanimously recommend that you vote "FOR" the item proposed on the enclosed proxy card.

Q.     How  do  I  vote  my  shares?

A. You can vote your shares by attending the Special Meeting of Shareholders in person and submitting the enclosed proxy card at that time, or by completing and signing the proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call us at (800) 368-2745.

Q.     Will  my  vote  make  a  difference?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Calvert New Africa Fund.

Q.     How  will  this  affect  my  account?

A. You can expect the same level of management expertise and high-quality shareholder service to which you've grown accustomed.

Q.     How  do  I  sign  the  proxy  card?

A. Voting instruction forms must be executed properly. When forms are not signed as required by law, you and the Fund must undertake the time and expense to take steps to validate your vote. The following guide was prepared to help you choose the proper format for signing your form:

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the voting instruction form. For example:

REGISTRATION                           VALID  SIGNATURE

A.
1)    Save  the  Earth  Corp.          Jane  Q.  Nature,  Treasurer
2)    Save  the  Earth  Corp.          Jane  Q.  Nature,  Treasurer
       c/o  Jane  Q.  Nature,  Treasurer

B.
1)    Save  the  Earth  Corp.          Jon  B.  Goodhealth,  Trustee
      Profit  Sharing  Plan
2)    Save  the  Earth  Trust          Jon  B.  Goodhealth,  Trustee
3)    Jon  B.  Goodhealth,  Trustee    Jon  B.  Goodhealth,  Trustee
        u/t/d  5/1/78

C.
1)    David  Smith,  Cust.             David  Smith
        f/b/o  Jason  Smith  UGMA




Voting  by  mail  is  quick  and  easy.  Everything  you  need  is  enclosed.

PROSPECTUS  AND  PROXY  STATEMENT

February  __,  2001

Acquisition  of  the  assets  of  the
Calvert  New  Africa  Fund

By and in exchange for shares of Calvert South Africa Fund 4550 Montgomery Avenue, Bethesda, Maryland 20814, (800) 368-2745


This Prospectus and Proxy Statement relates to the proposed transfer of all of the assets and the assumption of certain identified liabilities of the Calvert
New Africa Fund in exchange for shares of the Calvert South Africa Fund. Following the transfer, Calvert South Africa Fund shares will be distributed to shareholders of the Calvert New Africa Fund in liquidation of that Fund and the Calvert New Africa Fund will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert New Africa Fund will receive that number of Calvert South Africa Fund shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Calvert New Africa Fund. The transaction will only occur if shareholders vote in favor of the proposed transfer.

The Calvert South Africa Fund is a series of Calvert Impact Fund, Inc., a newly formed open-end diversified management investment company. Its investment objective is to seek maximum total return by investing in securities of South African issuers.

The Calvert New Africa Fund is a series of Calvert New World, Inc. As of December 31, 2000, the net assets of the Fund were $_______. Its investment objective is to seek to achieve capital appreciation over time through investments primarily in the emerging market of equity and equity-linked securities and fixed-income securities of African and African-related companies.

The Calvert South Africa Fund and the Calvert New Africa Fund both have a 4.75% maximum sales charge. The sales charge is added to the purchase price of shares, but will not be applied to shares issued in the reorganization (see "Purchase Procedures"). Each of the Funds has a distribution plan that permits it to pay certain expenses associated with the distribution of its shares. Calvert Asset Management Company, Inc. ("Calvert") is the investment advisor for the Calvert South Africa Fund, with RISA Investment Advisers LLC and African Harvest Asset Managers (Proprietary) Limited jointly serving as the subadvisors. For the Calvert New Africa Fund, Calvert-Sloan Advisers, L.L.C. has been the investment advisor, while New Africa Advisers, Inc. and Calvert Asset Management Company, Inc. jointly served as the subadvisors.

This Prospectus and Proxy Statement is expected to be mailed to shareholders of record on or about February __, 2001.

This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Calvert South Africa Fund that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of the Calvert South Africa Fund dated _______, 2001 and is incorporated herein by reference. A Statement of Additional Information dated ______, 2001, containing additional information about the proposed reorganization, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus and Proxy Statement. A copy of the Statement of Additional Information may be obtained without charge by writing the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling (800) 368-2745.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the securities and exchange commission or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus and proxy statement are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the FDIC, the federal reserve board, or any other agency. When investors sell shares of the funds, the value may be higher or lower than the amount originally paid.

TABLE  OF  CONTENTS



     Synopsis
     Risk  Factors
     Expense  Comparisons
     Reasons  for  the  Reorganization
     Information  about  the  Reorganization
     Information  About  the  Calvert  South  Africa  Fund
     Shareholder  Information
     Comparison  of  Investment  Policies
     Comparative  Information  on  Shareholder  Rights
     General  Information  about  the  Funds
     Other  Business
     Voting  Information
     Adjournment
     Exhibit  A  -  Agreement  and  Plan  of  Reorganization

SYNOPSIS

Reasons for the Reorganization. The Board of Directors of Calvert New World Fund, Inc. (the "Directors") believe that the proposed Reorganization would be in the best interests of the shareholders of the Calvert New Africa Fund in considering various issues connected with concerns over the Calvert New Africa Fund's well being, and recognizing Calvert's continued goal to manifest visible support for the continuing transformation of South Africa.

The Calvert New Africa Fund has suffered from, at times, poor performance and lackluster sales and Management and Directors have discussed various alternatives from "staying the course" to closing the Fund. However, recognizing Calvert New Africa's desire for a visible presence in Africa that would result in basic economic development by investing in and assisting with the growth of African companies, it was felt best to combine the Fund with another fund concentrating in investments in South Africa, the Calvert South Africa Fund.

Proposed Transaction. The Directors have authorized the Fund to enter into an Agreement and Plan of Reorganization (the "Agreement" or "Plan") providing for the transfer of all the assets and the assumption of certain identified liabilities of the Calvert New Africa Fund to the Calvert South Africa Fund in exchange for like shares of the Calvert South Africa Fund. Following the transfer, Calvert South Africa Fund shares will be distributed to the respective shareholders of the Calvert New Africa Fund in liquidation of the Calvert New Africa Fund, and the Calvert New Africa Fund will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert New Africa Fund will receive that number of full and fractional Calvert South Africa Fund shares equal in value at the date of the exchange to the value of such shareholder's shares of the Calvert South Africa Fund. For the reasons stated above, the Directors, including the independent Directors, have concluded that the Reorganization would be in the best interests of the shareholders of the Calvert New Africa Fund and recommend shareholder approval.

At the same time as this proposed transaction, the Board of Trustees of The RISA Fund will be soliciting its shareholders to also merge into the Calvert South Africa Fund.

Tax Consequences. The Plan is conditioned upon receipt by the Calvert New Africa Fund of an opinion of counsel that no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of Calvert South Africa Fund shares received by a shareholder will be the same as the tax basis of the shareholder's Calvert New Africa Fund shares. In addition, the tax basis of the Calvert New Africa Fund's assets in the hands of Calvert South Africa Fund as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Calvert New Africa Fund prior to the Reorganization. See "Information about the Reorganization."

Investment Policies. Shareholders should consider the differences in investment policies between the Calvert New Africa Fund and Calvert South Africa Fund. While both of the Funds have the same focus of investing in Africa, the Calvert South Africa Fund has a narrower investment scope, focusing mainly on South African companies, as opposed to the Calvert New Africa Fund's pan-African focus. See "Comparison of Investment Policies."

Purchases. Shares of the Calvert New Africa Fund and Calvert South Africa Fund are sold on a continuous basis at net asset value plus the appropriate sales charge, which is subject to reduction by right of accumulation, group purchase, and letter of intent. Employee purchases and certain plans qualified under the of the Internal Revenue Code of 1986, as amended (the "Code") may purchase shares with no sales charge, and all Fund shareholders may reinvest dividends without paying a sales charge. Shares issued in the reorganization will not be assessed any sales charge.

Sales Charges. The Funds' shares are offered at net asset value plus a front-end sales charge as follows:

Your  investment  in               Sales Charge %     % of Amt.
Class  A  shares                 of offering price     Invested
Less  than  $50,000                     4.75%             4.99%
$50,000  but  less  than  $100,000      3.75%             3.90%
$100,000  but  less  than  $250,000     2.75%             2.83%
$250,000  but  less  than  $500,000     1.75%             1.78%
$500,000  but  less  than  $1,000,000   1.00%             1.01%
$1,000,000  and  over                    None*            None*

*Purchases of shares at net asset value for accounts with $1,000,000 or more are subject to a one year contingent deferred sales charge of 1.00%.

The minimum initial investment in the Calvert New Africa Fund is $2,000 and $5,000 for the Calvert South Africa Fund, and the minimum subsequent investment is $250 for both Funds (except in the case of certain retirement plans).

Exchange Privileges. Shareholders of the Calvert New Africa Fund and the Calvert South Africa Fund may exchange Fund shares for shares of a variety of other Calvert Funds. Each such exchange represents a sale of Fund shares, which may produce a gain or loss for tax purposes. There is no additional charge for exchanges.

Exchange requests will not be accepted on any day when Calvert Group is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Both Funds and the distributor reserve the right at any time to reject or cancel any part of any purchases (including exchange purchases); modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by the prospectus. To protect the interest of investors, both Funds and the distributor may reject any order considered market-timing activity.

The Calvert New Africa Fund and Calvert South Africa Fund reserve the right to terminate or modify the exchange privilege with 60 days' written notice.

Distribution Procedures. The Calvert New Africa Fund and Calvert South Africa Fund pay dividends from their respective net investment income annually. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, neither Fund anticipates making any such distributions unless available capital loss carryovers have been used or have expired. Shareholders of the Funds may reinvest distributions. Your existing election in the Calvert New Africa Fund with respect to dividends and/or capital gains will be continued with respect to the shares of Calvert South Africa Fund you acquire in connection with the Reorganization unless you notify the Calvert South Africa Fund of a new election.

Redemption Procedures. At any time and in any amount, shares of the Calvert New Africa Fund and Calvert South Africa Fund may be redeemed by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. This letter of instruction must be signed by all required authorized signers. Further documentation may be required from corporations, fiduciaries, pension plans and institutional investors.

Shares may also be redeemed by telephone or through brokers. Both Funds may impose a charge of $5 for wire transfers of less than $1,000. Both Funds may, after 30 days' notice, close your accounts if the account falls below $1,000 and the balance is not brought up to the required minimum amount.

Valuation Practices. A Fund's assets are normally valued utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Fund's Advisor under the supervision of the Board of Directors. The Fund determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

RISK  FACTORS

The risks attendant to investing in the Calvert South Africa Fund are the same as those risks, shareholders have assumed by investing in the Calvert New Africa Fund. General risks in investing in any fund would be that shareholders could lose money on their investment in a Fund, or the Fund could underperform. Additional risks due to the international nature of these Funds would be that the stock markets in South Africa go down and that investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

Certain of the current holdings of the Calvert New Africa Fund may be illiquid and/or may not qualify as "New South Africa Companies" pursuant to the investment policies of the Calvert South Africa Fund. In reconciling the investment policies of both Funds, the Advisor and Subadvisors will begin to transition the portfolio holdings from the Calvert New Africa Fund to the Calvert South Africa Fund.

EXPENSE  COMPARISONS

                                      Calvert              Pro
                                  New Africa Fund        Forma
                                                         (Surviving
                                                         Calvert  South
                                                         Africa  Fund)
Shareholder  Fees

Maximum  sales  charge  (load)
imposed  on  purchases                  4.75%                4.75%
(as  a  percentage  of
offering  price)

Maximum  deferred  sales
charge  (load)
(as  a  percentage  of  purchase        None                  None
or  redemption  proceeds,
whichever  is  lower)

Annual  fund  operating
expenses1

Management  fees                        1.75%                1.25%

Distribution  and  service
(12b-1)  fees                           0.25%                0.25%

Other  expenses                         4.39%                2.24%

Total  annual  fund
operating  expenses                     6.39%                3.74%

Fee  waiver and/or expense
               reimbursement           (3.11%)2           (1.49%)3

Net  expenses                           3.28%               2.25%4

Notes  to  Fees  and  Expenses  Table
1 Expenses are based on estimates to reflect expenses expected to be incurred for the upcoming fiscal year for the Funds, unless otherwise indicated. Management fees include a subadvisory fee, paid by the Advisor to the Subadvisor. Management fees also include an administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of the Advisor.

2 Calvert-Sloan has agreed to limit annual fund operating expenses (net of any expense offset arrangements) through July 31, 2001. The contractual expense cap is shown as "Net expenses," this is the maximum amount of operating expenses that may be charged to the Calvert New Africa Fund through July 31, 2001. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, taxes and capital items. For the fiscal year ended March 31, 2000, interest expense was 1.67%. The Fund has an offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

3     The  Advisor  and  Subadvisors  have agreed to limit annual fund operating expenses  (net  of  any  expense  offset arrangements) through [March 31, 2002].
For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, taxes and capital items. the Fund has an offset arrangement with its custodian bank whereby the custodian and transfer agents fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

4      The  contractual  expense  cap  is  2.25%. The contractual expense cap is shown as "Net expenses," this is the maximum amount of operating expenses that may be charged to the Fund through [March 31, 2002].

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

-     You  invest  $10,000  in  the  Fund  for  the  time  periods  indicated;
-     Your  investment  has  a  5%  return  each  year;  and
-     The  Fund's  operating  expenses  remain  the  same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Fund  (Unaudited)            1  Year     3  Years
Calvert  New  Africa  Fund     $790      $2,011
Pro  Forma
(Surviving  Calvert
South  Africa  Fund)           $692      $1,434

Distribution and Service Fees. Both Funds have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act"), that allows each Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to person (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the costs of your investment and my cost you more than paying other types of sales charges.

The maximum annual percentage payable under each Fund's distribution plan totals 0.25%, based on average daily net assets of each Fund. The maximum annual percentage payable under the Calvert South Africa Fund's distribution plan totals 0.35%, however, the Fund's Directors have only approved charges of 0.25%, based on average daily net assets of the Calvert South Africa Fund.

REASONS FOR THE REORGANIZATION

The Board of Directors of Calvert New World Fund, Inc., believe that the proposed Reorganization would be in the best interests of the shareholders of the Calvert New Africa Fund.

To this end, the Directors recommend that shareholders of the Calvert New Africa Fund approve the exchange of its assets to the Calvert South Africa Fund for shares of the Calvert South Africa Fund, which will be distributed to Calvert New Africa Fund shareholders upon the liquidation and/or dissolution of the Calvert New Africa Fund.

In determining whether to recommend approval of the Reorganization to shareholders of the Calvert New Africa Fund, the Directors considered a number of factors, including, but not limited to: (1) the capabilities and resources of the Calvert South Africa Fund, its advisor and subadvisors and other service providers in the areas of investment, marketing, and shareholder services; (2) the expenses and advisory fees applicable to the Fund before the Reorganization and the estimated expense ratios for shareholders in the Calvert South Africa Fund after the Reorganization; (3) the comparative investment performance of RISA Investment Advisers and African Harvest; (4) the comparative difference in their investment styles and investment and social research capabilities; (5) the terms and conditions of the Agreement and Plan of Reorganization and whether the Reorganization would result in dilution of current Fund shareholders' interests;
(6) the potential economies of scale realizable as a result of the Reorganization; (7) the service features available to shareholders of both the Calvert New Africa Fund and the Calvert South Africa Fund; (8) the costs estimated to be incurred to complete the Reorganization; (9) the future growth prospects of the Calvert South Africa Fund after the Reorganization; and (10) the non-taxable treatment of the Reorganization.

In this regard, the Directors reviewed information provided by RISA Investment Advisers and African Harvest relating to the anticipated impact to the shareholders of the Fund as a result of the Reorganization. The Directors considered the probability that future increases in asset levels of the Calvert South Africa Fund are expected to result in reduced per share expenses and achievement of economies of scale, although there can, of course, be no assurances in this regard.

INFORMATION  ABOUT  THE  REORGANIZATION

Plan of Reorganization. The proposed Agreement and Plan of Reorganization (the "Agreement" or "Plan") provides that the Calvert South Africa Fund will acquire all the assets and certain liabilities of the Calvert New Africa Fund in exchange for shares of the Calvert South Africa Fund on March ___, 2001. A copy of the Plan is attached as Exhibit A to this Proxy Statement. Discussion of the Plan herein is qualified in its entirety by reference to the Plan in Exhibit A. The number of full and fractional Calvert South Africa Fund shares to be issued to shareholders of the Calvert New Africa Fund will equal the value of the shares of the Calvert New Africa Fund outstanding immediately prior to the Reorganization. Portfolio securities of the Calvert New Africa Fund will be valued in accordance with the valuation practices of the Calvert South Africa Fund (See, "About the Funds"). At the time of the Reorganization, the Calvert New Africa Fund will pay all of its obligations and liabilities except those specified in the Plan, which will be paid by the Calvert South Africa Fund. The Reorganization will be accounted for by the method of accounting commonly used by open end investment companies.

As soon as practicable after the Closing Date, the Calvert New Africa Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on March ___, 2001, the full and fractional shares of the Calvert South Africa Fund at an aggregate net asset value equal to the value of the shareholder's shares in the Calvert New Africa Fund next determined after the effective time of the transaction. This method of valuation is also consistent with interpretations of Rule 22c-1 under the 1940 Act by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Calvert New Africa Fund, representing the respective pro rata number of full and fractional shares of the Calvert South Africa Fund due shareholders of the Calvert New Africa Fund.

The  consummation  of  the  Plan is subject to the conditions set forth therein:

Shareholder Approval. The Plan shall have been approved by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of capital stock of the Calvert New Africa Fund.

Representations, Warranties and, Agreements. Both parties to the Reorganization shall have complied with its respective responsibilities under the Plan, the respective representations and warranties contained in this Plan shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since December 31, 2000. Both parties shall produce certificates satisfactory in form and substance indicating that it has met the terms of the Plan.

Regulatory Approval. The Registration Statement for the Calvert South Africa Fund shall have been declared effective by the Securities and Exchange Commission and all necessary orders with respect to the transactions contemplated by the Plan shall have been granted by the Securities and Exchange Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

Tax Opinion. Both parties to the Reorganization shall have received opinions of counsel, addressed to and in form and substance satisfactory, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Calvert New Africa Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this proxy statement, and on such other written representations as the Calvert New Africa Fund and the Calvert South Africa Fund, respectively, will have verified. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(1) neither the Calvert New Africa Fund nor Calvert South Africa Fund will recognize any gain or loss upon the transfer of the assets of the Calvert New Africa Fund to and the assumption of its liabilities by Calvert South Africa Fund in exchange for Calvert South Africa Fund shares and upon the distribution (whether actual or constructive) of Calvert South Africa Fund shares to its shareholders in exchange for their shares of capital stock of the Calvert New Africa Fund;

(2) the shareholders of the Calvert New Africa Fund who receive Calvert South Africa Fund shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of the Calvert New Africa Fund for Calvert South Africa Fund shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(3) the basis of Calvert South Africa Fund shares received by Calvert New Africa Fund shareholders will be the same as the basis of the shares of capital stock of the Calvert New Africa Fund surrendered in the exchange; and

(4) the basis of the Calvert New Africa Fund's assets acquired by the Calvert South Africa Fund will be the same as the basis of such assets to the Calvert New Africa Fund immediately prior to the Reorganization.

The Plan may be terminated and the Reorganization abandoned at any time before or after approval by Calvert New Africa Fund shareholders, prior to the Closing Date by mutual consent of the parties, or by either, if any condition set forth in the Plan has not been fulfilled or has been waived by the party entitled to its benefits. In accordance with the Plan, the Calvert New Africa Fund and the Calvert South Africa Fund will be responsible for payment of their pro rata expenses incurred in connection with the Reorganization.

Description of Calvert South Africa Fund Shares. Full and fractional shares of Calvert South Africa Fund will be issued to each shareholder in accordance with the procedures under the Plan as described above. Each share will be fully paid and non assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan is a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code. It is the opinion of outside counsel to the Calvert New Africa Fund and the Calvert South Africa Fund that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) no gain or loss will be recognized by the Calvert New Africa Fund upon the transfer of assets to and assumption of certain of its liabilities in exchange for Calvert South Africa Fund shares (Section 1032(a)); (2) the basis and holding period immediately after the Reorganization for Calvert South Africa Fund shareholders will be same as the basis and holding period of the Calvert New Africa Fund shares held immediately prior to the exchange (Section 354, 356); and (3) the basis and holding period of such Calvert New Africa Fund assets acquired by Calvert South Africa Fund will be the same as the basis and holding period of such assets of the Calvert New Africa Fund immediately prior to the Reorganization (Section 362
(b),  1223(2)).

Opinions of Counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable. Shareholders of the Calvert New Africa Fund should consult their tax advisors regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Calvert New Africa Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Capitalization. The following table shows the capitalization of the Calvert New Africa Fund as of December 31, 2000 and on a pro forma basis the capitalization of the Calvert South Africa Fund as of the date of proposed acquisition of assets at net asset value.

                                                         Pro  Forma
                                                         (Surviving
                                                         Calvert  South
                                Calvert New              Africa  Fund)*
                                Africa  Fund
Net  Asset  Value  Per  Share         $_____                     $_____
Shares  Outstanding               __________                 __________

*The Pro Forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share on the acquisition date.

INFORMATION  ABOUT  THE  CALVERT  SOUTH  AFRICA  FUND

Investment Objective. The Calvert South Africa Fund will seek maximum total return by investing in securities of South African issuers. The Fund considers a company to be a South African issuer if the company derives its revenues mainly from business activities in South Africa or its stock is traded principally on a South African exchange. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies. The Calvert South Africa Fund typically invests at least 75% of its assets in publicly traded stocks of South African companies with above average growth aspects. Management describe companies that pass its proactive screens as "New South Africa Companies." Management believes that New South Africa Companies, as a group, will outperform the Johannesburg Stock Exchange All Shares Index over time because they have embraced the social and economic transformation sweeping South Africa.

These  companies:

-     create  jobs  and  train  workers;
-     encourage  economic  and  social  empowerment  of the majority population;
-     encourage  employment  equity;
-     maintain  quality  workplace  conditions;
-     protect  the  environment;
-     enforce  high  health  and  safety  standards;
-     demonstrate  open  and  effective  corporate  governance;  and
-     respect  the  rights  of  indigenous  peoples.

The Calvert South Africa Fund will invest in companies that are expected to achieve sustainable growth and profitability. The Fund will invest approximately 75% of its total assets in publicly traded stocks of South African companies. The Fund may invest up to 25% of its assets in sovereign debt issued by the government of South Africa. The Fund is also permitted to invest up to 20% of its assets in high quality money market instruments of U.S. and South African issuers. If adverse market or economic conditions occur, the Fund temporarily may invest up to 100% of its assets in U.S. money market instruments.

The Calvert South Africa Fund's strategy for selecting growth stocks begins with a company-by-company approach emphasizing fundamental stock analysis. This encompasses industry and competitor analysis, regular management visits, financial statement and ratio analysis and international comparative evaluations. The Fund seeks to reduce portfolio risk by research rather than by diversification.

For a discussion of how the Calvert South Africa Fund's investment objective and principal investment strategies differ from those of the Calvert New Africa Fund, see "Comparison of Investment Policies."

Socially Responsible Investment Criteria. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria. The Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the Advisor and Subadvisors. All social criteria may be changed by the Board of Directors without shareholder approval.

Current negative screens are tobacco, alcohol and weapons that have a 10% allowable revenue threshold. The Fund's alcohol prohibition pertains to hard liquor only and they also have prohibitions against predatory lending.

Indigenous Peoples Rights: The Fund will not invest in companies that are significantly engaged in a pattern and practice of violating the rights of indigenous people. The Fund seeks to invest in companies that are engaged in positive portrayals of indigenous peoples.

The following criteria, created by the Labour Research Group in South Africa, will be used to screen the Fund. All the criteria are equally weighted. Any company that scores below 50% on the scorecard is rejected. Companies that earn more than 60% are approved while those that earn above 70% will be highlighted for special praise. Companies whose primary business is tobacco, gambling, weapons or predatory lending will be excluded from the Portfolio.

Create jobs through innovation and expansion plans. The Fund will ask senior management probing questions about their plans and strategies and assess their ability to innovate and invest for job creating.

Training of workers to enhance skills. All workers must be skilled and to achieve this company training programs and grading systems must be transformed to provide clear career paths for all employees.

Economic and social empowerment. The Fund will seek companies where there is evidence of high levels of worker empowerment.

Equity through affirmative action. Programs within the company should focus on the advancement of women, black employees and the disabled.

Good conditions of employment. Special focus will be given to the company's minimum wage.

Sound environment practices must be promoted. The Fund will pay close attention to companies to ensure they put in place practices which will protect the environment.

High health and safety standards must be applied. The Fund will rely on the reports of employees and want to see active involvement of trade unions.

Demonstrate open and effective corporate governance. The Fund wants full disclosure of director's pay and more effective communication with all stakeholders.

Principal Risks. The Calvert South Africa Fund is designed for aggressive, long-term investors who are willing to accept above-average risk in order to seek a higher rate of return over time. Investments in African and African-related issuers involve risk factors and special considerations not normally associated with investments in United States issuers.

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

1. Stocks are subject to market, economic and business risks that cause their prices to fluctuate.
2. Investing in South African securities involves additional risks not associated with investments in U.S. securities.
- The Fund is subject to foreign currency risk, which is the risk that the U.S. dollar value of its investments may decline due to changes in foreign currency exchange rates or the imposition of exchange control regulations
- South Africa is a developing country and its economy is less diversified and mature than the economies of developed countries. There is a risk of economic or political instability in South Africa.

- There is less liquidity and higher volatility in the South African securities markets than in the U.S. and less government supervision and regulation of exchanges, brokers and issuers in South Africa.
- South African companies are not subject to the same accounting, auditing and financial reporting standards as U.S. public companies, and there may be less publicly available information about South African companies than comparable U.S. companies.
-  Government  actions  may  be  taken  which  could negatively affect the Fund.
3. The Fund's investments in South African sovereign debt obligations are subject to interest rate risk and credit risk. Interest rate risk is the risk of market losses caused by changes in interest rates. Generally, when interest rates rise, the market prices of debt obligations go down. Credit risk is the risk that the borrower may default or otherwise become unable to honor its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

For a discussion of the Calvert South Africa Fund's fees and expenses, see "Expense Comparisons."

Distribution and Service Fees. The Calvert South Africa Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Calvert South Africa Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Investment  Practices  and  Risks

African Economies. The economies of individual African countries may differ from the US economy in growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, structural unemployment, and balance of payments position. The economies of African countries may also be affected to a greater extent than in other countries by price fluctuations of a single commodity. Severe cyclical climactic conditions, particularly drought, may also affect the economies of African countries. Business entities in some African countries do not have a significant history of operating in market-oriented economies, and the ultimate impact of some African countries' attempts to move toward more market-oriented economies is currently unclear. The South African economy is substantially more developed than that of other

African countries. The Advisor expects most of the Fund's assets to be invested in South Africa. The Fund's performance may be significantly affected by the economic, social, and political developments in South Africa.

African Securities Markets. The securities markets of African countries are comparatively small, with the majority of market capitalization and trading volume concentrated in a small number of companies. In many African countries, including South Africa and Zimbabwe, a small number of institutional investors hold positions in publicly-held companies in that particular country representing a substantial portion of the total market capitalization of listed securities. This factor, together with significant exchange control limitations on the ability of such investors to invest outside their home countries and the increased investment in certain African issuers by foreign investors, will limit the securities available for purchase by the Fund. These factors may cause the Fund's investment portfolio to experience greater price volatility and lower liquidity than a portfolio invested only in securities of a US company.

Trading volume in African securities is substantially less than that in the United States. During periods of price volatility and low liquidity in the markets, securities settlements and clearance may be subject to delays and related administrative uncertainties, such as share registration and delivery delays. This could result in temporary periods when Fund assets are not invested and no return is earned.

Currency Risks. Foreign securities involve currency risks. The US dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

General Foreign Security Risks. There are substantial and different risks involved in investing in foreign securities. You should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the US. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the US.

Foreign stock markets are generally not as developed or efficient as those in the US. In most foreign markets volume and liquidity are less than in the US and, at times, volatility of price can be greater than that in the US. Commissions on foreign stock exchanges are generally higher than on US exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the US.

The dividends and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. You should understand that the expense ratio of the Fund can be expected to be higher than those of investment companies investing only in domestic securities since the costs of operations are higher.

There is also the possibility of adverse change in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund. In the event of expropriation, nationalization, or other confiscation, the Fund could lose its entire investment in the country involved.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of foreign issuers often are less liquid and more volatile than securities of comparable U.S. issuers. Because the Fund invests primarily in South Africa, it will be subject to foreign investment risks which include possible political and economic instability, seizure or nationalization of foreign holdings or the adoption of governmental restrictions that adversely affect or restrict the payment of principal and interest on securities to investors located outside of South Africa. South Africa is a developing country, and its economy is less diversified and mature, and its political system is less stable, than those of developed countries. The markets of developing countries such as South Africa generally will be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Furthermore, there may be less publicly available information about South African companies than about U.S. companies, and South African companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Brokerage commissions and other transaction costs on South African securities exchanges may be higher than in .the U.S. Additionally, There is less government supervision and regulation of exchanges, brokers And issuers in South Africa than there is in the U.S.

Foreign Currency Risk. The value of the Fund's assets, as measured in U.S. dollars, will fluctuate with changes in currency rates. Currency exchange rates may fluctuate significantly over a short period of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Fixed Income Security Risk. The market value of fixed income securities, such as South African government debt obligations, will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. During periods of rising interest rates, the value of such securities generally declines. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of the Fund's debt securities will affect the net asset value of the Fund's shares.

Hedging Risk. Although not a principal investment strategy, the Fund is permitted to invest in derivatives which are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, currency or interest rate. The derivatives the Fund may use include options and futures. While derivatives can be used effectively to further the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio or make the accurate pricing of the Fund's portfolio more difficult. The primary risks associated with the Fund's use of futures and options are (1) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other economic factors; (2) the failure as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge; (3) the potentially unlimited loss from investing in futures contracts; and (4) the likelihood of the Fund being unable to control losses by closing its position where a liquid secondary market does not exist. The risk that the Fund will be unable to close out a futures position or options contract will be minimized by the Fund only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market.

Investment Practices and Risks. The most concise description of the Fund's risk profile is under the risk-return summary. The Fund is also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of these other principal investments and techniques, along with their risks.

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive positions, the Fund may not be able to achieve its investment objective. Risks: Opportunity.

Conventional  Securities
Foreign Securities. Securities issued by companies located outside the U.S. and/or traded primarily on a foreign exchange. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

Small Cap Stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

Emerging Market. Securities issued by companies located in those countries whose economics and capital markets are not as developed as those of more industrialized nations. Risks: Market, Currency, Transaction, Liquidity, Information, and Political.

Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit risk than investment grade bonds. The Fund does not expect to own more than 20% of such securities. Risks: Credit, Market, Interest Rate, Liquidity and Information.

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research.
Risks:  Credit,  Market,  Interest  Rate,  Liquidity  and  Information.

Illiquid securities. Securities which cannot be readily sold because there is no active market. The Fund does not expect to own more than 15% of such securities. Risks: Liquidity, Market and Transaction.

Leveraged  Derivative  Instruments
Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks:
Currency,  Leverage,  Correlation,  Liquidity  and  Opportunity.

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if they already own the security (if it is "covered"). The Fund does not expect to own more than 5% (based on net premium payments) of such securities. Risks:
Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. The Fund does not expect to own more than 5% of such securities. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

Types  of  Investment  Risk

Correlation risk. This occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk. The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk. Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Information risk. The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk. The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk. The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk. The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk. The risk securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk. The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk. The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk. The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

Shareholder Advocacy and Social Responsibility. The Fund takes a proactive role to make a tangible positive contribution to our society and that of future generations. The Fund seeks to positively influence corporate behavior through its role as a shareholder by pushing companies toward higher standards of social and environmental responsibility. Activities may include but are not limited to:

Proxy Voting. As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Voting is a serious responsibility and all proxies will be voted consistent with the financial and social objectives of the Fund.

Management

Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Fund's investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Directors who are affiliated persons of Calvert. It has been managing mutual funds since 1976. It is the investment advisor for over 25 mutual fund portfolios. As of December 31, 2000, Calvert had over $_______ billion in assets under management.

RISA Investment Advisers, LLC, 225 South 15th Street, Suite 930, Philadelphia, Pennsylvania, was formed in 1997 by Sam Folin. Mr. Folin has twenty-three years of experience in the investment industry and extensive experience advising non-profit organizations on governance, fund raising, planning and financial management.

African Harvest Asset Managers (Proprietary) Limited, African Harvest House, Boundary Terraces, 1 Mariendahl Lane, Newlands, South Africa, was formed in 1997 and provides investment management services to South African clients including union retirement funds. African Harvest Asset Managers (Proprietary) Limited employs 21 investment professionals within various teams The company has multi-racial ownership, management and staff. The firm has $1 billion under management and has established a record of investment excellence in South African capital markets.

Denzil Newman, Chief Investment Officer, of African Harvest will lead a team responsible for the day-to-day management of the Fund's investments. Mr. Newman has been an analyst and fund manager for over twenty years and previously managed the Community Growth fund and other large unit trusts and pension funds at Syfrets Managed Assets in Cape Town.

Advisory Fees. Calvert South Africa Fund's advisory agreement provides for the Fund to pay the Advisor a fee of 1.05% of the Fund's average daily net assets. In addition, the Fund's subadvisory agreement provides for the Advisor to pay the Subadvisors each a fee of 0.40% of the Fund's average daily net assets.

SHAREHOLDER  INFORMATION

How Shares Are Priced. The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of each Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. The NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If market quotations are not readily available, securities are valued by a method that the Funds' Boards of Directors believes accurately reflects fair value.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and each Fund is open but purchases cannot be received because the banks and post offices are closed.

Each Fund may hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Funds' shares may change on days when you will not be able to buy or sell your shares.

When Your Account Will Be Credited. A purchase will be processed at the NAV next calculated after your order is received by the transfer agent in Kansas City, Missouri. All purchases must be made in U.S. dollars and indicate the Fund and Class. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. The Calvert South Africa Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. As a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt by the Transfer Agent. You should note that the share price may change during this period. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments will be charged a fee of $5 payable to the Fund. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Dividends, Capital Gains and Taxes. Each Fund pays dividends from its respective net investment income annually. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, neither Fund anticipates making any such distributions unless available capital loss carryovers have been used or have expired.

Federal Taxes. In January, each Fund will mail the Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to shareholders regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

Shareholders may realize a capital gain or loss when they sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long the shareholder has owned the shares which were sold. In January, each Fund will mail the Form 1099-B indicating the total amount of all sales, including exchanges.

Other Tax Information. In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

How To Sell Shares. Shareholders may redeem all or a portion of their shares on any day the Funds are open for business, provided the amount requested is not on hold. When a purchase is made by check or with Calvert Money Controller (electronic funds transfer), the purchase may be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Shares will be redeemed at the NAV next calculated (less any applicable CDSC) after the redemption request is received by the transfer agent in good order. The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. The Calvert South Africa Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

COMPARISON  OF  INVESTMENT  POLICIES

As noted above, the investment objectives of both the Calvert New Africa Fund and Calvert Social Africa Fund are similar in their focus on investing in African securities. However, the Calvert South Africa Fund has a narrower scope of investment, focusing mainly on investing in South African companies, whereas the Calvert New Africa Fund invests in pan-African companies. The Calvert South Africa Fund will actively employ social criteria in screening investments.

The fundamental investment restrictions of both the Calvert New Africa Fund and the Calvert South Africa Fund are essentially identical.


COMPARATIVE  INFORMATION  ON  SHAREHOLDER  RIGHTS

The Calvert New Africa Fund is a series of Calvert New World Fund, Inc., a Maryland Corporation. The Calvert South Africa Fund is a series of Calvert Impact Fund, Inc., also a Maryland Corporation. After a comparison of both funds' organizational documents (i.e., the Articles of Incorporation and By-laws), it is not anticipated that there are any significant differences between the rights of shareholders of the Calvert New Africa Fund and the Calvert South Africa Fund.

GENERAL  INFORMATION  ABOUT  THE  FUNDS

Information about the Calvert New Africa Fund is included in a prospectus, which all shareholders have received. Further information is included in that Fund's Statement of Additional Information. Both that Prospectus and Statement of Additional Information are hereby incorporated by reference and are dated July 31, 2000. You may obtain additional copies by calling or writing the Fund at the address and phone number appearing below. Quarterly, semi-annual and annual reports of the Calvert New Africa Fund are also available by writing the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling
(800) 368-2745. Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file proxy material, reports and other information with the Securities and Exchange Commission. These reports and other information filed by both Funds can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. at 450 Fifth Street, N.W. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by Calvert on behalf of both Funds.

OTHER  BUSINESS

The Board of Directors of the Calvert New World Fund, Inc. do not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

VOTING  INFORMATION

Proxies from the shareholders of the Calvert New Africa Fund are being solicited by the Board of Directors for the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, March 30, 2001 or at such later time or date made necessary by adjournment.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by proxy soliciting firms retained for this purpose. The Calvert New Africa Fund will bear solicitation costs, which are expected to be approximately [$4,000.]

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Plan.

The Plan must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of the Fund at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Fund.

Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Shareholders of the Calvert New Africa Fund of record at the close of business on February __, 2001, ("record date"), are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held. As of February __, 2001, as shown on the books of the Calvert New Africa Fund, there were issued and outstanding [_____#_____] shares. The votes of the shareholders of the Calvert South Africa Fund are not being solicited since neither their approval nor their consent is necessary for this transaction.

As of December 31, 2000, the officers and directors of the Calvert New Africa Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

As of December 31, 2000, the following shareholders owned of record 5% or more of the shares of the Calvert New Africa Fund:

Name  and  Address                          %  of  Ownership

The  Public  School  Retirement  System     _____%  Class  A
of  the  City  of  St.  Louis
St.  Louis,  MO

ADJOURNMENT

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies that have voted against any such proposals.







By  Order  of  the  Board  of  Directors
William  M.  Tartikoff,  Esq.
Secretary


The Board of Directors of Calvert New World Fund, Inc., including the Independent Directors, recommend a Vote FOR Approval of the Plan.

EXHIBIT  A
AGREEMENT  AND  PLAN  OF  REORGANIZATION

EXHIBIT  A

                      AGREEMENT AND PLAN OF REORGANIZATION


     This AGREEMENT AND PLAN OF REORGANIZATION, dated as of December __, 2000, is between the Calvert New Africa Fund, a series of Calvert New World Fund, Inc. and the Calvert South Africa Fund, a series of Calvert Impact Fund, Inc.

     In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.     SHAREHOLDER  APPROVAL

Approval by Shareholders. A meeting of the shareholders of the Calvert New Africa Fund shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). The Calvert South Africa Fund shall furnish to the Calvert New Africa Fund such data and information as shall be reasonably requested by the Calvert New Africa Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.     REORGANIZATION

(a) Plan of Reorganization. The Calvert New Africa Fund will convey, transfer, and deliver to the Calvert South Africa Fund all of the then-existing assets of the Calvert New Africa Fund at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, the Calvert South Africa Fund agrees at the Closing:

(i) to deliver to the Calvert New Africa Fund in exchange for the assets the number of full and fractional shares of common stock of the Calvert South Africa Fund ("Calvert South Africa Fund Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of the Calvert New Africa Fund Shares (rounded to the nearest million) by the net asset value per share of the Calvert South Africa Fund (rounded to the nearest million) and multiplying the quotient by the number of outstanding shares of the Calvert New Africa Fund as of the close of business on the closing date. It is expressly agreed that there will be no sales charge to the Calvert New Africa Fund, or to any of the shareholders of the Calvert New Africa Fund upon distribution of Calvert South Africa Fund Shares to them; and

(ii) not to assume any of the Calvert New Africa Fund's obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

(b) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i) the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Calvert New Africa Fund at which the Plan will be considered, or

(ii)     such  later  date  as  the  parties  may  mutually  agree.

3.     VALUATION  OF  NET  ASSETS

(a) The value of the Calvert New Africa Fund's net assets to be transferred to the Calvert South Africa Fund under this Agreement shall be computed as of the close of business on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in the Calvert South Africa Fund's prospectus.

(b) The net asset value per share of Calvert South Africa Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Calvert South Africa Fund's Controller using the same valuation procedures as set forth in the Calvert South Africa Fund's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of the Calvert New Africa Fund's net assets to be transferred to the Calvert South Africa Fund pursuant to Section 2 of this Agreement, certified by the Controller of the Calvert New Africa Fund, shall be furnished by the Calvert New Africa Fund to the Calvert South Africa Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Calvert South Africa Fund Shares pursuant to Section 2 of this Agreement, certified by the Controller of the Calvert South Africa Fund, shall be furnished by the Calvert South Africa Fund to the Calvert New Africa Fund at the Closing.

4.     LIQUIDATION  AND  DISSOLUTION

(a) As soon as practicable after the Closing Date, the Calvert New Africa Fund will distribute pro rata to the Calvert New Africa Fund shareholders of record as of the close of business on the Closing Date the shares of the Calvert South Africa Fund received by the Calvert New Africa Fund pursuant to this Section. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Calvert South Africa Fund in the names of each such shareholder of the Calvert New Africa Fund, representing the respective pro rata number of full shares and fractional interests in shares of the Calvert South Africa Fund due to each. No such shareholder accounts shall be established by the Calvert South Africa Fund or its transfer agent for the Calvert South Africa Fund except pursuant to written instructions from the Calvert New Africa Fund, and the Calvert New Africa Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Calvert New Africa Fund shareholder a pro rata share of the number of shares of the Calvert South Africa Fund received pursuant to
Section  2(a)  of  this  Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Calvert South Africa Fund or its transfer agent to each shareholder of the Calvert New Africa Fund receiving such distribution of shares of the Calvert South Africa Fund informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Share certificates representing holdings of shares of the Calvert South Africa Fund shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of the Calvert South Africa Fund will be issued only for full shares of the Calvert South Africa Fund and any fractional interests in shares shall be credited in the shareholder's account with the Calvert South Africa Fund.

(d) As promptly as is practicable after the liquidation of the Calvert New Africa Fund, and in no event later than 12 months from the date of this Agreement, the Calvert New Africa Fund shall be terminated pursuant to the provisions of the Plan and its By-laws and Articles of Incorporation.

(e) Immediately after the Closing Date, the share transfer books of the Calvert New Africa Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5.     ARTICLES  AND  BY-LAWS

(a)     Articles  of  Incorporation.  The  Articles  of Incorporation of Calvert
Impact Fund, Inc., which govern its series, Calvert South Africa Fund, as in effect immediately prior to the Effective Time of the Reorganization shall continue to be the Articles of Incorporation until amended as provided by law.

(b) By-laws. The By-laws of Calvert Impact Fund, Inc., which govern its series, Calvert South Africa Fund, in effect at the Effective Time of the Reorganization shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with said By-laws.

6.     REPRESENTATIONS  AND  WARRANTIES  OF  CALVERT  SOUTH  AFRICA  FUND

(a) Organization, Existence, etc. Calvert South Africa Fund is a duly organized series of Calvert Impact Fund, Inc., validly existing and in good standing under the laws of the State of Maryland, and has the power to carry on its business as it is now being conducted. Currently, the Calvert South Africa Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. The Calvert South Africa Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. Calvert Impact Fund, Inc., of which the Calvert South Africa Fund is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. The Calvert South Africa Fund has an unlimited number of shares of beneficial interest, no par value, of which as of December __, 2000, 250,000,000 shares were outstanding, and no shares were held in the treasury of the Calvert South Africa Fund. All of the outstanding shares of the Calvert South Africa Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Calvert South Africa Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)     Shares  to  be  Issued  Upon  Reorganization.  Calvert South Africa Fund
Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. Calvert Impact Fund, Inc. has the power to enter into the Plan on behalf of its series, the Calvert South Africa Fund, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Calvert Impact Fund, Inc. and no other proceedings by Calvert Impact Fund, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The Calvert South Africa Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree which would be violated by its executing and carrying out the Plan.

(f) Liabilities. There are no liabilities of Calvert Impact Fund, Inc. on behalf of its series, Calvert South Africa Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Calvert South Africa Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to December __, 2000, or otherwise previously disclosed to the Calvert New Africa Fund, none of which has been materially adverse to the business, assets or results of operations of the Calvert South Africa Fund.

(g) Litigation. To the knowledge of the Calvert South Africa Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Calvert South Africa Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to the Calvert New Africa Fund under which no default exists, the Calvert South Africa Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Registration Statement. The Calvert South Africa Fund shall have filed with the Securities and Exchange Commission (the "Commission") a Registration
Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of the Calvert South Africa Fund issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

     Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Calvert South Africa Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Calvert New Africa Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

7.     REPRESENTATIONS  AND  WARRANTIES  OF  CALVERT  NEW  AFRICA  FUND

(a) Organization, Existence, etc. The Calvert New Africa Fund is a duly organized series of the Calvert New World Fund, Inc., validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, the Calvert New Africa Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. The Calvert New Africa Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. The Calvert New World Fund, Inc., of which the Calvert New Africa Fund is a series, is registered under the Act as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. The Calvert New Africa Fund has an unlimited number of shares of beneficial interest, no par value, of which as of March 31, 2000, 250,000,000 shares were outstanding, and no shares were held in the treasury of the Calvert New Africa Fund. All of the outstanding shares of the Calvert New Africa Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Calvert New Africa Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Calvert New Africa Fund may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The financial statements of the Calvert New Africa Fund for the year ended March 31, 2000, ("the Calvert New Africa Fund Financial Statements"), previously delivered to the Calvert South Africa Fund, fairly present the financial position of the Calvert New Africa Fund as of March 31, 2000, and the results of its operations and changes in its net assets for the year then ended.

(e) Authority Relative to the Plan. Calvert New World Fund, Inc. has the power to enter into the Plan on behalf of the Calvert New Africa Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Directors of the Calvert New World Fund, Inc. and, except for approval by the holders of its capital stock, no other proceedings by the Calvert New World Fund, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The Calvert New Africa Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

(f) Liabilities. There are no liabilities of the Calvert New Africa Fund whether or not determined or determinable, other than liabilities disclosed or provided for in the Calvert New Africa Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 2000, or otherwise previously disclosed to the Calvert South Africa Fund, none of which has been materially adverse to the business, assets, or results of operations of the Calvert New Africa Fund.

(g) Litigation. To the knowledge of the Calvert New Africa Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Calvert New Africa Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to the Calvert South Africa Fund under which no default exists, the Calvert New World Fund, Inc. on behalf of the Calvert New Africa Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of the Calvert New Africa Fund have been filed for all taxable years up to and including the taxable year ended March 31, 2000, and all taxes payable pursuant to such returns have been paid. The Calvert New Africa Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Calvert New Africa Fund since commencement of its operations.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of the Calvert New Africa Fund as of the Effective Time of the Reorganization will be owned by the Calvert New World Fund, Inc. on behalf of the Calvert New Africa Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k) Registration Statement. The Calvert New Africa Fund will cooperate with the Calvert South Africa Fund in connection with the Registration Statement referred to in Section 6(i) of this Agreement, and will furnish to the Calvert South Africa Fund the information relating to the Calvert New Africa Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Calvert New Africa Fund:

(i) will comply in all material respects with the provisions of the Securities Act and its regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Calvert South Africa Fund, insofar as it relates to the Calvert New Africa Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Calvert New Africa Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8.     CONDITIONS  TO  OBLIGATIONS  OF  CALVERT  SOUTH  AFRICA  FUND

The obligations of the Calvert South Africa Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Calvert New Africa Fund shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Calvert New Africa Fund since March 31, 2000. The Calvert South Africa Fund shall have received a certificate from the Calvert New Africa Fund satisfactory in form and substance to the Calvert South Africa Fund indicating that it has met the terms stated in this Section.

(b) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c) Tax Opinion. The Calvert South Africa Fund shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Calvert South Africa Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Calvert New Africa Fund and the shareholders of the Calvert New Africa Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Calvert New Africa Fund in connection with the Reorganization, and on such other written representations as the Calvert New Africa Fund and the Calvert South Africa Fund, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i) neither the Calvert New Africa Fund nor the Calvert South Africa Fund will recognize any gain or loss upon the transfer of the assets of the Calvert New Africa Fund to, and the assumption of its liabilities by, the Calvert South Africa Fund in exchange for Calvert South Africa Fund Shares and upon the distribution (whether actual or constructive) of Calvert South Africa Fund Shares to its shareholders in exchange for their shares of beneficial interest of the Calvert New Africa Fund;

(ii) the shareholders of the Calvert New Africa Fund who receive Calvert South Africa Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Calvert New Africa Fund for Calvert South Africa Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Calvert South Africa Fund Shares received by the Calvert New Africa Fund's shareholders will be the same as the basis of the shares of capital stock of the Calvert New Africa Fund surrendered in the exchange; and

(iv) the basis of the Calvert New Africa Fund's assets acquired by the Calvert South Africa Fund will be the same as the basis of such assets to the Calvert New Africa Fund immediately prior to the Reorganization.

(d) Opinion of Counsel. The Calvert South Africa Fund shall have received the opinion of counsel for the Calvert New Africa Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Calvert South Africa Fund, to the effect that:

(i) the Calvert New World Fund, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii) the Calvert New Africa Fund is a series of the Calvert New World Fund, Inc.; and

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of the Calvert New World Fund, Inc., and the Plan has been duly executed and delivered by the Calvert New World Fund, Inc. and is a valid and binding obligation of the Calvert New World Fund, Inc. and its series, Calvert New Africa Fund.

9.     CONDITIONS  TO  OBLIGATIONS  OF  CALVERT  NEW  AFRICA  FUND

The obligations of the Calvert New Africa Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter; and if necessary, the requisite vote of the shareholders of the other portfolios of the Calvert New World Fund, Inc.

(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Calvert South Africa Fund shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Calvert South Africa Fund since December __, 2000. As of the Effective Time of the Reorganization, the Calvert New Africa Fund shall have received a certificate from the Calvert South Africa Fund satisfactory in form and substance to the Calvert New Africa Fund indicating that it has met the terms stated in this Section.

(c) Regulatory Approval. The Registration Statement referred to in Section 6(i) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

(d) Tax Opinion. The Calvert New Africa Fund shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Calvert New Africa Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Calvert South Africa Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Calvert New Africa Fund in connection with the Reorganization, and on such other written representations as the Calvert New Africa Fund and the Calvert South Africa Fund, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i) neither the Calvert New Africa Fund nor the Calvert South Africa Fund will recognize any gain or loss upon the transfer of the assets of the Calvert New Africa Fund to and the assumption of its liabilities by the Calvert South Africa Fund in exchange for Calvert South Africa Fund Shares and upon the distribution (whether actual or constructive) of Calvert South Africa Fund Shares to its shareholders in exchange for their shares of capital stock of the Calvert New Africa Fund;

(ii) the shareholders of the Calvert New Africa Fund who receive Calvert South Africa Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Calvert New Africa Fund for Calvert South Africa Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Calvert South Africa Fund Shares received by the Calvert New Africa Fund's shareholders will be the same as the basis of the shares of capital stock of the Calvert New Africa Fund surrendered in the exchange; and

(iv) the basis of the Calvert New Africa Fund assets acquired by the Calvert South Africa Fund will be the same as the basis of such assets to the Calvert New Africa Fund immediately prior to the Reorganization.

(e) Opinion of Counsel. The Calvert New Africa Fund shall have received the opinion of counsel for the Calvert South Africa Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Calvert New Africa Fund, to the effect that:

(i) Calvert Impact Fund, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)     Calvert  South  Africa  Fund  is a series of Calvert Impact Fund, Inc.;

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Calvert Impact Fund, Inc., and the Plan has been duly executed and delivered by the Calvert South Africa Fund and is a valid and binding obligation of Calvert Impact Fund, Inc. and its series, Calvert South Africa Fund;

(iv) Calvert South Africa Fund shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of the Calvert South Africa Fund.

10.     AMENDMENTS,  TERMINATIONS,  NON-SURVIVAL  OF  COVENANTS,
        WARRANTIES  AND  REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Directors of either party, amend the Plan at any time before or after approval of the Plan by shareholders of the Calvert New Africa Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) The Calvert New Africa Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Calvert South Africa Fund if: (i) a material condition to its performance under this Agreement or a material covenant of the Calvert South Africa Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or
(ii) a material default or material breach of the Plan is made by the Calvert South Africa Fund.

(d) The Calvert South Africa Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Calvert New Africa Fund if: (i) a material condition to its performance under this Agreement or a material covenant of the Calvert New Africa Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or
(ii) a material default or material breach of the Plan is made by the Calvert New Africa Fund.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Calvert New Africa Fund, without liability on the part of either party hereto or its respective directors, officers, or shareholders, and shall be terminated without liability as of the close of business on March 31, 2001, if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.     EXPENSES

Each Fund will bear its own expenses incurred in connection with this Reorganization.

12.     GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

     IN  WITNESS  WHEREOF,  the  Calvert  New  Africa Fund and the Calvert South
Africa Fund have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.


(SEAL)                    CALVERT  NEW  AFRICA  FUND


Attest:


By:     ______________________     By:     _______________________________
        Name:  Barbara  J.  Krumsiek
        Title:     President


(SEAL)                    CALVERT  SOUTH  AFRICA  FUND


By:     _____________________     By:     _______________________________
        Name:  William  M.  Tartikoff
        Title:    Vice  President

                            Calvert Impact Fund, Inc.
                       STATEMENT OF ADDITIONAL INFORMATION

                             ________________, 2001

                        Acquisition of the Assets of the
                             Calvert New Africa Fund
                 (a series of the Calvert New World Fund, Inc.)

                       4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814


                        By and In Exchange for Shares of

                            Calvert South Africa Fund
                   (a series of the Calvert Impact Fund, Inc.)
                       4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814


     This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of the Calvert New Africa Fund in exchange for shares of the Calvert South Africa Fund, consists of this cover page, the Pro Forma Financial Information, and the Statement of Additional Information of the Calvert South Africa Fund, dated _______________, 2001, attached hereto and incorporated by reference.

     This  Statement  of  Additional  Information  is  not  a  prospectus.  A
Prospectus/Proxy Statement dated ________________, 2001, relating to the above-referenced matter may be obtained from Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

     The Prospectus and Statement of Additional Information of the Calvert New Africa Fund are hereby incorporated by reference and are dated July 31, 2000. You may obtain copies by calling or writing the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling the Fund at (800) 661-3550.

     The date of this Statement of Additional Information is ______________, 2001.

                            Calvert Impact Fund, Inc.
                            Calvert South Africa Fund
                4550 Montgomery Avenue, Bethesda, Maryland 20814

                       Statement of Additional Information
                                 March  31, 2001

     New  Account     (800)  368-2748     Shareholder
     Information:     (301)  951-4820     Services:     (800)  368-2745
     Broker           (800)  368-2746     TDD  for  the  Hearing-
     Services:        (301)  951-4850     Impaired:     (800)  541-1524

     This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus, dated March 31, 2001. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Fund at the above address, calling the Fund or by visiting our website at www.calvert.com.



                                TABLE OF CONTENTS

     Investment  Policies  and  Risks           2
     Investment  Restrictions                   9
     Dividends,  Distributions  and  Taxes     10
     Net  Asset  Value                         11
     Calculation  of  Total  Return            12
     Advertising                               12
     Purchase  and  Redemption  of  Shares     12
     Directors  and  Officers                  13
     Investment  Advisor  and  Subadvisors     14
     Administrative  Services  Agent           15
     Transfer and Shareholder Servicing Agents 16
     Method  of  Distribution                  16
     Portfolio  Transactions                   17
     Personal  Securities  Transactions        17
     Independent  Accountants  and  Custodians 18
     General  Information                      18
     Appendix                                  19

                          INVESTMENT POLICIES AND RISKS
                          -----------------------------

Foreign  Securities
     Investments in foreign securities may present risks not typically involved in domestic investments. The Fund may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are US dollar-denominated and traded in the US on exchanges or over-the-counter. If the Fund invests in an ADR rather than directly in a foreign issuer's stock, the Fund may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.
     Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into US dollars.
     United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by United States investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
     Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Fund may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the US dollar, the value of the security in U.S. dollars will increase or decline correspondingly.
Emerging Market Securities. Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy, or by political instability, including risk of expropriation.
Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country.
     Forward Currency Exchange Contracts. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. It may also use foreign currency options and futures. See below. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades, although they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.
     The Fund may enter into forward foreign currency contracts for two reasons. First, the Fund may desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
     Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the Fund's securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Temporary  defensive  positions
     For temporary defensive purposes the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, US government and agency obligations, certificates of deposit, banker's acceptances, time deposits commercial paper, short-term corporate debt securities, and repurchase agreements.

Repurchase  Agreements
     The Fund may purchase debt securities subject to repurchase agreements, which are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse  Repurchase  Agreements
     The Fund may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Fund does not intend to borrow for leverage purposes. The Fund will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
     During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, US Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark-to-market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
     The Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Fund will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

African  Sovereign  Debt
     The  Fund  may  invest  up to 20% of its assets in fixed-income securities.
These include but are not limited to, foreign government obligations -- debt securities issued and backed by the respective government bodies. In terms of their government backing, these securities will structurally resemble US Government and US Government agency issues. In many instances the debt issues of African sovereignties represent low quality securities and may be comparable to securities rated below investment-grade. Because of their speculative characteristics, they trade at substantial discounts from face value, but may offer substantial long-term capital appreciation.

Non-Investment  Grade  Debt  Securities
     Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix for a description of the ratings.) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
     The quality limitation set forth in the Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy.
     When purchasing high-yielding securities rated or unrated, the Advisors prepare their own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through Fund diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives
     The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options  and  Futures  Contracts
     The Fund may, in pursuit of its respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities, and employ a variety of other investment techniques. Specifically, the Fund may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.
     The Fund may engage in such transactions only to hedge the existing positions. It will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
     The Fund may write "covered options" on securities in standard contracts traded on national securities exchanges. The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Fund may purchase put and call options, in standard contracts traded on national securities exchanges or over-the-counter. The Fund will purchase such options only to hedge against changes in the value of securities the Fund holds and not for the purposes of speculation or leverage. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
     The Fund may purchase call options on securities. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Fund may write only covered options on equity and debt securities in standard contracts traded on national or foreign securities exchanges. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security subject to the option and, in the case of put options, the Fund will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.
     When the Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Fund to forego future appreciation of the securities covered by the option.
     When the Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.
     The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.
     Risks Related to Options Transactions. The Fund can close out its respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Fund from closing an options position, which could impair the Fund's ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised.

Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Subadvisor and verified in appropriate cases.
     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.
     The Fund understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Fund.

Futures Transactions. The Fund may purchase and sell futures contracts, but only when, in the judgment of the Subadvisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on US Government obligations.
     A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.
     The Fund may only invest in futures contracts to hedge its respective existing investment positions and not for income enhancement, speculation or leverage purposes.
     Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. The Fund may purchase and write put or call options and sell call options on futures contracts. The Fund may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.
     The Fund may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes.
     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Fund will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Fund will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The Fund may purchase put options and sell put options on futures contracts that are already owned by the Fund. The Fund will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. The Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Fund will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If the Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus, the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its securities.
     The Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.
     Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Fund's ability to close out its options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Fund seeks to close its positions. There can be no assurance that such a market will develop or exist. Therefore, the Fund might be required to exercise the options to realize any profit.

Foreign Currency Transactions. Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
     The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Subadvisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the Fund's best interests. See above under "Foreign Securities."
     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.
     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
     Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.
     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Lending  Portfolio  Securities
     The  Fund  may  lend  its  securities to member firms of the New York Stock
Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents such as US Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities.
The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.
     Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

                             INVESTMENT RESTRICTIONS
                             -----------------------

Fundamental  Investment  Restrictions

     The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund.

(1) The Fund may not make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.
(2) The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).
(3) The Fund may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.
(4) The Fund may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with its investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.
(5) The Fund may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
(6) The Fund may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with the Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

Nonfundamental  Investment  Restrictions

     The Fund's Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) The Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities. Purchases of securities outside the US that are not registered with the SEC or marketable in the U.S. are not per se illiquid.
(2) The Fund may not write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transaction with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.
(3) The Fund may not make short sales of securities or purchase any securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

     Any investment restriction which involves a maximum percentage of securities or assets (except for fundamental investment restriction three and nonfundamental investment restriction one) shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.
`
                       DIVIDENDS, DISTRIBUTIONS, AND TAXES
                       -----------------------------------

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. If for any reason the Fund should fail to qualify, it would be taxed as a corporation at the Fund level, and pay taxes on its income and gains rather than passing through its income and gains to shareholders, so that shareholders also would pay taxes on these same income and gains.
     Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired.
     Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.
     The Fund is required to withhold 31% of any reportable dividends and long-term capital gain distributions paid and 31% of each reportable redemption transaction occurring if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
     In addition, the Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.
     Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the US, a State, the District of Columbia, a US possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; US registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.
     Many states do not tax the portion of the Fund's dividends which is derived from interest on US Government obligations. State law varies considerably concerning the tax status of dividends derived from US Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.
     Dividends paid by the Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requesting this information may contact Calvert.

                                 NET ASSET VALUE
                                 ---------------

     The public offering price of the shares of the Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the market value of the Fund's investments. The net asset value per share for each class is determined every business day as of the close of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for that class.
     The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Directors. Securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values on their respective exchanges where primarily traded. Equity options are valued at the last sale price unless the bid price is higher or the ask price is lower, in which event such bid or ask price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of U.S. portfolio securities. For purposes of determining the net asset value, all assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined which could materially change the net asset value, then the instrument would be valued using fair value consideration by the Directors or their delegates.

                           CALCULATION OF TOTAL RETURN
                           ---------------------------

     The Fund may advertise "total return." Total return is calculated separately for each class. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
     Total  return  is  computed  according  to  the  following  formula:

                                 P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
     Total return is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the maximum sales charge, except quotations of "return without maximum load," (or "without CDSC") which do not deduct sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages.

                                   ADVERTISING
                                   -----------

     The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles and rationale, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
     The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
     Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 2000). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.

                        PURCHASE AND REDEMPTION OF SHARES
                        ---------------------------------

     Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.
     The Fund has filed a notice of election under Rule 18f-1 with the Commission. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the nest assets value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)
Fund shares shall be distributed through third party brokers. See the prospectus for more details on purchases and redemptions.


                             DIRECTORS AND OFFICERS
                             ----------------------

     The Fund's Board of Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Directors.


                                                      Principal
                                                      Occupation(s)  During
Name, Address & Date of Birth   Position  with  Fund    Last  5  Years

Rebecca Adamson,                Director               President of the National
DOB: 09/10/47                                          non-profit, First Nations
                                                       Financial  Project.

Miles  Douglas  Harper,  III    Director                   Partner
DOB: 10/16/62                                        Gainer Donnelly & Desroches
                                                       since January 1999. Prior
                                                          to that Mr. Harper was
                                                           Vice President, Wood,
                                                           Harper,  PC.

Joy V. Jones, Esq.,             Director              Attorney and entertainment
DOB:  07/02/50                                         manager in New York City.

*Barbara J. Krumsiek,           Director              President, Chief Executive
DOB: 08/09/52                                          Officer and Vice Chairman
                                                    of Calvert Group, Ltd. Prior
                                                    to joining Calvert Group, in
                                                       1997, Ms. Krumsiek served
                                                       as a Managing Director of
                                                     Alliance Fund Distributors,
                                                                Inc. since 1974.

*D. Wayne Silby,                Director             President of Calvert Social
DOB: 07/20/48                                      Investment Fund. Mr. Silby is
                                                      also Executive Chairman of
                                                  Group Serve, Inc., an internet
                                                    company focused on community
                                                   building collaborative tools.

Reno J. Martini,                Director                Senior Vice President of
DOB: 01/13/50                                        Calvert Group. Ltd., Senior
                                                        Vice President and Chief
                                                   Investment Officer of Calvert
                                                 Asset Management Company, Inc.,
                                                   and Director and President of
                                                  Calvert-Sloan Advisers, L.L.C.


Ronald M. Wolfsheimer, CPA,     Officer                Senior Vice President and
DOB: 07/24/52                                         Chief Financial Officer of
                                                             Calvert Group, Ltd.

--------------------------------------------------------------------------------
*William M. Tartikoff, Esq.     Director                  Senior Vice President,
DOB: 08/12/47                                     Secretary, and General Counsel
                                                          of Calvert Group, Ltd.
--------------------------------------------------------------------------------
Susan Walker Bender, Esq.       Officer                Associate General Counsel
DOB: 01/29/59                                             of Calvert Group, Ltd.
--------------------------------------------------------------------------------
Ivy Wafford Duke, Esq.          Officer                Associate General Counsel
DOB: 09/07/68                                    of Calvert Group, Ltd. Prior to
                                                  joining Calvert Group in 1996,
                                                  Ms. Duke had been an Associate
                                                    in the Investment Management
                                                       Group of the Business and
                                                   Finance Department at Drinker
                                                      Biddle & Reath since 1993.
--------------------------------------------------------------------------------
Victor Frye, Esq.               Officer           Counsel and Compliance Officer
DOB: 10/15/58                                    of Calvert Group, Ltd. Prior to
                                                  joining Calvert Group in 1999,
                                                       Mr. Frye had been Counsel
                                                   and Manager of the Compliance
                                                      Department at The Advisors
                                                               Group since 1986.
--------------------------------------------------------------------------------
Jennifer Streaks, Esq.          Officer             Assistant General Counsel of
DOB: 08/02/71                                       Calvert Group, Ltd. Prior to
                                                        joining Calvert Group in
                                                    1999, Ms. Streaks had been a
                                                       Regulatory Analyst in the
                                                    Market Regulation Department
                                                     of the National Association
                                                     of Securities Dealers since
                                                            1997. Prior to this,
                                                      Ms. Streaks had been a law
                                                          clerk to the Honorable
                                                       Maurice Foley at the U.S.
                                                    Tax Court for the year since
                                                          graduating from Howard
                                                       University School of Law,
                                                         where she was a student
                                                                      1993-1996.
--------------------------------------------------------------------------------
Michael V. Yuhas Jr., CPA       Officer                         Director of Fund
DOB: 08/04/61                                                  Administration of
                                                             Calvert Group, Ltd.
--------------------------------------------------------------------------------


     The address of Director and Officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Directors marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
     Each of the Directors is also an Officer of Calvert-Sloan Advisers, L.L.C., each of the subsidiaries of Calvert Group, Ltd., and each of the other investment companies in the Calvert Group of Funds. Each of the above Directors marked with an , is also a Director or Officer of one or more other investment companies in the Calvert Group of Funds.
     Directors of the Fund not affiliated with the Advisor presently receive an annual fee of $5,000 for service as a member of the Board of Directors of the Calvert Group for Funds, and a fee of $750 to $1,500 for each regular Board or Committee meeting attended; such fees are allocated among the respective Portfolios on the basis of net assets.
     The Audit Committee of the Board is composed of those Directors who are not interested persons.
     Directors of the Fund not affiliated with the Fund's may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Directors' Deferred Compensation Plan. Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

                       INVESTMENT ADVISOR AND SUBADVISORS
                       ----------------------------------

     The Fund's Investment Advisor is Calvert Asset Management Company, 4550 Montgomery Avenue, suite 1000N, Bethesda, Maryland 20814, a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia"). Acacia is a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Advisory Contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. The Advisor provides the Fund with investment supervision and management, and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Fund, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders;
shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Subadvisors

     Reinvest South Africa ("RISA") Investment Advisers, LLC located in Philadelphia, PA was formed in 1997 by Sam Folin. It receives a subadvisory fee, paid by the Advisor of 0.40% of net assets it manages.

     African Harvest Asset Managers Limited, located in Newlands, South Africa was formed in 1997 and provides investment management services to South African clients including union retirement funds. It receives a subadvisory fee, paid by the Advisor, of 0.40% of net assets it manages.

     The Fund has received an exemptive order to permit the Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.


                          ADMINISTRATIVE SERVICES AGENT
                          -----------------------------

     Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly of 0.20% of average daily net asset.

                    TRANSFER AND SHAREHOLDER SERVICING AGENTS
                    -----------------------------------------

     National Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
     Calvert Shareholder Services, Inc., ("CSSI") a subsidiary of Calvert Group, Ltd., and Acacia has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.
     For these services, NFDS and CSSI receive a fee based on number of the shareholder accounts and transactions.

                             METHOD OF DISTRIBUTION
                             ----------------------

     Calvert Distributors, Inc. ("CDI") and BOE Securities, Inc. are the principal underwriters and distributors for the Fund. CDI is an affiliate of CAMCO. BOE Securities is a registered broker-dealer firm located at 225 South 15th Street, Suite 928, Philadelphia, PA 19102. Under the terms of its underwriting agreement with the Fund, the distributor markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan (the "Plans") that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. Such expenses for Class A, Class B, Class C and Class I shares may not exceed, on an annual basis, 0.35% of the Fund's respective average daily net assets.
     The Fund's Distribution Plan was approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Directors. In establishing the Plan, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
     The Plan may be terminated by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the Plan, or by vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires approval of the shareholders of the Fund; otherwise, the Plan may be amended by the Directors, including a majority of the non-interested Directors as described above. The Plan will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Directors who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and
(ii)  the  vote  of  a  majority  of  the  entire  Board  of  Directors.
     Apart from the Plan, the Advisor and the distributor, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund. The Advisor and/or distributor has agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those Firm's accounts for their marketing and distribution of the Fund shares, above the usual sales charges and services fees.
The distributor, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, the distributor is entitled to receive, pursuant to the Distribution Plan, a distribution fee and a service fee from the Fund based on the average daily net assets. These fees are paid pursuant to the Fund's Distribution Plan.

Class A shares are offered at net asset value plus a front-end sales charge as follows:

                                   As a % of   As a % of          Allowed to
Amount  of                          offering  net amount   Brokers as a % of
Investment                             price    invested     offering  price
Less  than  $50,000                     4.75%       4.99%              4.00%
$50,000  but  less  than  $100,000      3.75%       3.90%              3.00%
$100,000  but  less  than  $250,000     2.75%       2.83%              2.25%
$250,000  but  less  than  $500,000     1.75%       1.78%              1.25%
$500,000  but  less  than  $1,000,000   1.00%       1.01%              0.80%
$1,000,000  and  over                   0.00%       0.00%              0.00%


The distributor receives any front-end sales charge paid. A portion of the front-end sales charge may be reallowed to dealers.
            Fund Directors and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

     Fund transactions are undertaken on the basis of their desirability from an investment standpoint. The Fund's Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.
Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor/subadvisor obligation to seek best execution. The Advisor or subadvisor may also consider sales of Fund shares as a factor in the selection of brokers, again subject to best execution (i.e., the fund will not "pay up" for such transactions).
     While the Fund's Advisor and Subadvisors select brokers primarily on the basis of best execution, in some cases they may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses;
providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor or Subadvisors may also direct selling concessions and/or discounts in fixed-price offerings for research services.
     If, in the judgment of the Advisor or Subadvisors, the Fund or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert Group funds and managed accounts.

                        PERSONAL SECURITIES TRANSACTIONS
                        --------------------------------

     The Fund, its Advisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is deigned to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that maybe purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

                     INDEPENDENT ACCOUNTANTS AND CUSTODIANS
                     --------------------------------------

          Arthur Andersen LLP has been selected by the Board of Directors to serve as independent accountants for fiscal year 2001. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. Allfirst Financial, Inc., 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

                               GENERAL INFORMATION
                               -------------------

     The Fund is a series of Calvert Impact Fund, Inc., an open-end management investment company organized as a Maryland Corporation on August 10, 2000. The Fund is non-diversified. Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers four classes of shares: Class A, Class B, Class C and Class I. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.
     The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract.

                                     ------
                                    APPENDIX
                                    --------

CORPORATE  BOND  AND  COMMERCIAL  PAPER  RATINGS

Corporate  Bonds:
Description  of Moody's Investors Service Inc.'s/Standard & Poor's bond ratings:
     Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
     Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
     A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
     Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.
     Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. The higher the degree of speculation, the lower the rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
     C/C: This rating is only for income bonds on which no interest is being paid.
     D:  Debt  in  default;  payment of interest and/or principal is in arrears.

Commercial  Paper:
     MOODY'S  INVESTORS  SERVICE,  INC.:
     The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

     STANDARD  &  POOR'S  CORPORATION:
     Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

                                LETTER OF INTENT


                                                                            Date

Calvert  Distributors,  Inc.
4550  Montgomery  Avenue
Bethesda,  MD  20814

Ladies  and  Gentlemen:

     By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

     I  intend  to  invest  in  the shares of:          (Fund or Portfolio name)
during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

     __  $50,000  __  $100,000  __  $250,000  __  $500,000  __  $1,000,000

     Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

     I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

     From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

     If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

     Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

     I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

     The commission allowed by Calvert Distributors, Inc. to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

     The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

     In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer     Name  of  Investor(s)


By
     Authorized  Signer     Address



Date     Signature  of  Investor(s)



Date     Signature  of  Investor(s)

                            PART C. OTHER INFORMATION


Item  15.  Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in directors and officers liability coverage, plus $5 million in excess directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains an $9 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402.

Item  16.  Exhibits

1. Articles of Incorporation incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000, accession number 0001121624-00-000013.

2. By-Laws incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000, accession number
0001121624-00-000013.

3.  Inapplicable.

4. Agreement and Plan of Reorganization filed as Exhibit A to the Form N-14 filed herewith.

5.  Specimen  Stock  Certificate (inapplicable).

6. Investment Advisory Agreement incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000, accession number 0001121624-00-000013.

    Investment Sub-advisory Agreement (shall be filed by amendment).

7. Underwriting Agreement incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000, accession number 0001121624-00-000013.

8. Directors' Deferred Compensation Agreement incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000,
accession number 0001121624-00-000013.

9. Custodial Contract incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000, accession number
0001121624-00-000013.

10. Plan of Distribution incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000, accession number 0001121624-00-000013.

11.  Draft  Opinion  of  Counsel,  filed  herewith.

12. Draft Opinion and Consent of Counsel on Tax Matters, filed herewith.

13. Transfer Agency Contract incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000, accession number 0001121624-00-000013.

14.  Draft  Consent  of  Independent  Auditors,  filed  herewith

15.  Inapplicable.

16. Copies of Power of Attorney Forms incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000, accession number 0001121624-00-000013.

17.  (a) current Harvest Funds Prospectus incorporated by reference
     (b) current Harvest Funds Statement of Additional Information Incorporated by reference.
     (c) Code of Ethics incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000, accession number 0001121624-00-000013.

     (d) 18F-3 Multiple Class Plan Document incorporated by reference to Registrant's Pre-Effective Amendment No. 2, September 29, 2000, accession number 0001121624-00-000013.

Item  17.  Undertakings:

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoccurring prospectus will contain the information called for by the applicable registration form for re offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant by the undersigned, thereto duly authorized in the City of Bethesda, and the State of Maryland on the @1st day of December, 2000.

                                           CALVERT IMPACT FUND, INC.


                                       by: /s/ Barbara J. Krumsiek
                                           Barbara J. Krumsiek, President


                                   SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement for Calvert Impact Fund, Inc. has been signed below by the following persons in the capacities indicated on December 19, 2000.


     **               Director               12/19/00
Rebecca  L.  Adamson


     **               Director               12/19/00
Miles  Douglas  Harper,  III


     **               Director               12/19/00

Joy  V.  Jones


     **               Director               12/19/00

Barbara  J.  Krumsiek


     **               Director               12/19/00
D.  Wayne  Silby


**  Signed  by  Ivy Wafford Duke pursuant  to  power  of  attorney.
/s/Ivy Wafford Duke